SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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OmniComm Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2006

The 2006 Annual Meeting of the Stockholders of OmniComm Systems, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, at the Courtyard by Marriott, 2440 W. Cypress Creek Road, Fort Lauderdale, Florida 33309 on July 21, 2006. At the 2006 Annual Meeting, you will be asked to vote on the following matters:

1.	To elect a Board of Directors consisting of five members.

2.	To ratify the appointment of Greenberg & Co, LLC as the independent auditors of OmniComm Systems.

3.	To approve an amendment to our 1998 Stock Incentive Plan for the purpose of increasing the number of shares reserved for issuance by 5,000,000 shares to a total of 12,500,000.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors recommends that you vote FOR the Board’s nominees for director, the ratification of the appointment of the independent auditors and the amendment to the 1998 Stock Incentive Plan for the purpose of increasing the number of shares reserved for issuance to a total of 12,500,000.

Only stockholders of record, as shown by the transfer books of OmniComm Systems at the close of business on May 26, 2006, will be entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the 2006 Annual Meeting will be available for examination by any stockholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2006 Annual Meeting.

All stockholders are invited to attend the Annual Meeting in person. However, even if you expect to be present at the Annual Meeting, we ask that as promptly as possible you mark, sign, date and return the enclosed proxy card in the postage pre-paid envelope provided. Stockholders attending the 2006 Annual Meeting may vote in person even if they have previously voted.

This Notice, Proxy Statement, proxy card and the Annual Report of OmniComm Systems are being mailed to the stockholders of OmniComm Systems on or about June 9, 2006.

By Order of the Board of Directors

/s/ Randall G. Smith
Randall G. Smith
Chairman, Chief Technology Officer

Ft. Lauderdale, Florida

June 7, 2006

TABLE OF CONTENTS

Page No.
General	1

Questions and Answers	1

Security Ownership of Certain Beneficial Owners and Management	3

Corporate Governance and Related Matters	5

Management	9

Executive Compensation	12

Matters to be Considered at the 2006 Annual Meeting	18

Proposal 1 - Election of Directors	18

Proposal 2 - Ratification of the Appointment of Greenberg & Co., LLC As Independent Auditors of OmniComm Systems, Inc	20

Proposal 3 - To approve an amendment to our 1998 Stock Incentive Plan for the purpose of increasing the number of shares reserved for issuance by 5,000,000 shares to a total of 12,500,000.	21

Other Matters	21

Proposals of Stockholders	21

Annual Report on Form 10-KSB	21

Householding of Annual Meeting Materials	22

OMNICOMM SYSTEMS, INC.

2101 West Commercial Blvd. Suite 4000

Ft. Lauderdale, FL 33309

PROXY STATEMENT

DATED JUNE 7, 2006

2006 ANNUAL MEETING OF STOCKHOLDERS

July 21, 2006

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (hereinafter, the “Board” or the “Board of Directors”) of OmniComm Systems, Inc. (hereinafter, “OmniComm Systems” or the “Company”), a Delaware corporation, of proxies to be voted at the 2006 Annual Meeting of Stockholders (hereinafter, “the Annual Meeting”) to be held at Courtyard by Marriott located at 2440 W. Cypress Creek Road, Fort Lauderdale, Florida 33309 on July 21, 2006 at 10:00 a.m. Eastern Standard Time or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (hereinafter, “the Notice”). The Annual Report on Form 10-KSB of the Company for the most recently completed fiscal year ended December 31, 2005 (hereinafter, “Annual Report”) is being mailed together with this Proxy Statement and form of Proxy. This Proxy Statement and the proxy card included herewith are to be first mailed to stockholders on or about June 9, 2006

Questions and Answers

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	What may I vote on at the 2006 Annual Meeting?

At the 2006 Annual Meeting, stockholders will consider and vote upon the following matters:

•	to elect a Board of Directors consisting of five members;

•	to ratify the appointment of Greenberg & Co., LLC as the independent auditors of OmniComm Systems;

•	to approve an amendment to our 1998 Stock Incentive Plan for the purpose of increasing the number of shares reserved for issuance by 5,000,000 shares to a total of 12,500,000; and

•	such other matters as may properly come before the 2006 Annual Meeting or any adjournment or postponement thereof.

2.	How does the Board recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR each proposal.

3.	How do I vote?

Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the 2006 Annual Meeting.

4.	Can I revoke my proxy?

You have the right to revoke your proxy at any time before the 2006 Annual Meeting by:

•	notifying the Secretary of OmniComm Systems in writing;

•	voting in person at the 2006 Annual Meeting; or

•	returning a later-dated proxy card.

5.	What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

6.	What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Jersey Transfer and Trust Co., 201 Bloomfield Avenue, PO Box 36, Verona, New Jersey 07044, telephone 973-239-2712, or if your shares are held in “street name,” by contacting the broker or bank holding your shares.

7.	Who is entitled to vote at the 2006 Annual Meeting?

Only the holders of record of our stock entitled to vote as of the close of business on May 26, 2006 (“Record Date”) are entitled to notice of and to vote at the 2006 Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter voted upon. Each share of 5% Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock entitles its holder to cast one vote for each share of common stock issuable upon the conversion of such security on each matter to be voted upon as if such security was converted immediately prior to such vote.

8.	How many votes may be cast?

As of May 26, 2006, the Record Date, a total of 32,517,379 shares of the Company’s common stock, 4,215,224 shares of 5% Series A Convertible Preferred Stock, 50,000 shares of Series B Convertible Preferred Stock and 337,150 shares of Series C Convertible Preferred Stock were issued and outstanding. Based upon the current conversion price for each of the 5% Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock on May 26, 2006, these holders would be entitled to 18,296,149 votes at a meeting of stockholders, and the common stockholders would be entitled to 32,517,379 votes, for an aggregate of 50,813,528 votes (“Voting Securities”). The number of votes for each holder of the shares of our 5% Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock may differ depending upon the conversion price of such shares, which is based on the market price of our stock, on the day the votes are cast. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Voting Securities, see Security Ownership of Certain Beneficial Owners and Management. The closing price of the Company’s common stock on the OTC Bulletin Board on the Record Date was $0.58 per share.

9.	What is a “quorum” at the 2006 Annual Meeting?

A “quorum” is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

10.	What vote is required to approve each proposal?

Once a quorum has been established, a plurality of the votes cast by the shares entitled to vote at the 2006 Annual Meeting is necessary to elect the directors (Proposal 1), and the votes cast for each of the ratification of the independent auditors (Proposal 2) and the amendment to our 1998 Stock Incentive Plan (Proposal 3) must exceed the votes cast opposing each such proposal to approve these proposals at the 2006 Annual Meeting.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

11.	What happens if I abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

12.	How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2006 Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the 2006 Annual Meeting, your signed proxy card gives authority to the proxy holders, Cornelis Wit, Randall G. Smith, and Ronald T. Linares to vote on such matters at his discretion.

13.	Who are the largest principal stockholders?

For information regarding holders of more than 5% of OmniComm System’s outstanding Voting Securities, see “Security Ownership of Certain Beneficial Owners and Management” appearing later in this Proxy Statement.

14.	Who will bear the cost of this solicitation?

OmniComm Systems will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of OmniComm Systems without additional compensation. We anticipate that the costs of the solicitation will not exceed $10,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At May 26, 2006 there were an aggregate of:

•	32,517,739 shares of common stock,

•	4,215,224 shares of 5% Series A Preferred Stock,

•	50,000 shares of Series B Preferred Stock, and

•	337,150 shares of Series C Preferred Stock

issued and outstanding. These securities comprise our “Voting Securities”. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. The holders of the 5% Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are also entitled to vote on matters submitted to our stockholders, with one vote for each share of common stock into which these series of our preferred stock are convertible. Based upon the current conversion price for each of the 5% Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock on May 26, 2006, these holders are entitled to 18,296,149 votes at a meeting of our stockholders, and the common stockholders are entitled to 32,517,379 votes, for an aggregate of 50,813,528 votes for all currently outstanding Voting Securities.

The following table sets forth, as of May 26, 2006 information known to us relating to the beneficial ownership of shares of our Voting Securities by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Voting Securities, aggregate all three classes together;

•	each director;

•	each executive officer; and

•	all executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from May 26, 2006 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of May 26, 2006 have been exercised or converted.

The following table, however, gives no effect to the exercise of any outstanding options or warrants unless specifically set forth therein. We believe that all persons named in the table have sole voting, dispositive and investment power with respect to all shares of Voting Securities beneficially owned by them. Unless otherwise noted, the address for each person is 2101 West Commercial Blvd. Suite 4000, Ft. Lauderdale, Florida 33309.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage of Voting Securities
Cornelis F. Wit (1)	2,723,603	5.23%
Randall G. Smith (2)	2,185,986	4.19%
Ronald T. Linares (3)	789,862	1.53%
Charles R. Beardsley (4)	855,000	1.65%
Guus van Kesteren (5)	1,698,901	3.30%
Matthew D. Veatch (6)	225,000	0.44%
Charles E. Leonard (7)	225,000	0.44%
Simon P. Kooyman (8)	150,000	0.29%
ComVest Venture Partners LP (9)	3,904,000	7.12%
Noesis Capital Corp. (10)	3,505,850	6.53%
Noesis N.V. (11)	5,690,000	11.06%

All Directors and Officers as a group (eight persons) (12)	8,853,352	15.87%

(1)	Includes vested options to purchase an aggregate of 1,045,000 shares of our common stock at prices ranging from $0.25 to $0.45 per share with expiration dates ranging from July 2006 to December 2012, 304,000 shares of our common stock issuable upon conversion of our Series C Stock, and 152,000 shares of our common stock issuable upon conversion of warrants.
(2)	Includes vested options to purchase an aggregate of 1,209,270 shares of our common stock at prices ranging from $0.25 to $2.75 per share with expiration dates ranging from May 2006 to December 2012.
(3)	Includes vested options to purchase an aggregate of 710,333 shares of our common stock at prices ranging from $0.25 to $2.75 per share with expiration dates ranging from March 2006 to December 2014.
(4)	Includes vested options to purchase an aggregate of 755,000 shares of our common stock at $0.25 per share with expiration dates ranging from January 2008 to December 2012.
(5)	Includes vested options to purchase an aggregate of 295,000 shares of our common stock at prices ranging from $0.25 to $0.45 per shares with expiration dates ranging from July 2006 to December 2010, 252,000 shares of our common stock issuable upon conversion of warrants, 100,000 shares of our common stock issuable upon conversion of our Series B Preferred Stock and 504,000 shares of our common stock issuable upon conversion of our Series C Preferred Stock.
(6)	Includes vested options to purchase an aggregate of 225,000 shares of our common stock at $0.25 per share with expiration dates ranging from December 2010 to January 2011.
(7)	Includes vested options to purchase an aggregate of 225,000 shares of our common stock at $0.25 per share with expiration dates ranging from December 2010 to January 2011.
(8)	Includes 50,000 shares of our common stock issuable upon conversion of warrants, 100,000 shares of our common stock issuable upon conversion of our Series C Preferred Stock
(9)	Includes 3,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $.25 per share. Also includes 452,000 shares of our common stock issuable upon the conversion of our Series B Preferred Stock and 452,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $.25 per share pursuant to a Placement Agent Unit Option that ComVest Venture Partners LP received from Commonwealth Associates. ComVest Venture Partners, LP is an affiliate of the Commonwealth Associates, L.P., the placement agent for our private offering of our Series B Preferred Stock. The information presented for ComVest Venture Partners, LP, however, does not include any holdings of Commonwealth Associates, L.P., or its affiliates. ComVest Venture Partner’s address is 830 Third Avenue, Fourth Floor, New York, NY 10022. Michael Falk has voting and dispositive control over the securities owned by ComVest Venture Partners, LP

(10)	Includes 400,000 shares of our common stock issuable upon the conversion of our Series C Preferred Stock and 1,318,233 shares of our common stock issuable upon the conversion of warrants at exercise prices ranging of $.25 to $0.50 per share, including 323,000 warrants held by Noesis International Holding, the parent company of Noesis Capital Corp. Also includes 993,900 shares of our common stock issuable upon the conversion of shares of our Series C Preferred Stock and 496,950 shares of our common stock issuable upon the conversion of warrants at an exercise price of $.25 per share pursuant to a Placement Agent Unit Option. Noesis Capital Corp.’s address is 1801 Clint Moore Road, Suite 100, Boca Raton, FL 33487. Nico Letschert has voting and dispositive control over the securities owned by Noesis Capital Corp.
(11)	Includes 1,560,000 shares of our common stock issuable upon the conversion of shares of our Series B Preferred Stock, 530,000 shares of our common stock issuable upon the conversion of warrants and 960,000 shares of our common stock issuable upon conversion of our Series C Preferred Stock. Noesis, N.V.’s address is Landhuis Joonchi, Kaya Richard J. Beaujon z/n, Curacao, Netherlands Antilles. Gregory Elias has voting and dispositive control over the securities owned by Noesis N.V.
(12)	Includes footnotes (1) through (8) above.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s Directors and executive officers, and persons who own more than ten percent of a class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3 (d) of the Exchange Act during the fiscal year ended December 31, 2005, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2005.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors Meetings and Committees

The Board of Directors meets regularly during the year to review matters affecting OmniComm Systems and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During the fiscal year ended December 31, 2005, there were 4 meetings of the Board. Each member of the Board attended all meetings of the Board in 2005 and participated in each action of the Board.

All members of the Board are required to attend the annual meetings of stockholders. All members of the Board attended the 2005 Annual Meeting of Stockholders.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. From time to time, the Board of Directors may establish additional committees.

Audit Committee. The Company has an audited committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Board of Directors is responsible for the engagement of our independent public accountants, approves services rendered by our accountants, reviews the activities and recommendations of our internal audit department, and reviews and evaluates our accounting systems, financial controls and financial personnel. The Board has previously adopted a written charter for the Audit Committee on April 24, 2003. The Audit Committee charter is attached herein as Exhibit C. The Audit

Committee is presently composed of Mr. van Kesteren and Mr. Leonard. Mr. van Kesteren is Chairman of the Audit Committee. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of The NASDAQ Stock Market, Inc. The Audit Committee met four times in fiscal 2005. Following the Annual Meeting, and assuming the nominated directors are elected, the Audit Committee will be composed of Mr. Kooyman and Mr. van Kesteren.

Upon election at this annual meeting Mr. Kooyman will be considered our “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-B. In general, an “audit committee financial expert” is an individual member of the audit committee or Board of Directors who:

•	understands generally accepted accounting principles and financial statements,

•	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,

•	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,

•	understands internal controls over financial reporting, and

•	understands audit committee functions.

2005 Audit Committee Report

The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of OmniComm System’s financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Board has adopted a charter for the Audit Committee. Management of OmniComm Systems has responsibility for preparing financial statements of OmniComm Systems as well as OmniComm System’s financial reporting process. Greenberg & Co., acting as independent auditors, are responsible for expressing an opinion on the conformity of OmniComm System’s audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee hereby reports on the fiscal year ended December 31, 2005 as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2005 with OmniComm System’s management.

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees.

3.	The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the matter of independence with the independent auditors.

4.	Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of OmniComm Systems, and the Board has approved, that the audited financial statements be included in OmniComm System’s Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission (“SEC”).

Dated: March 6, 2006

The Audit Committee of the Board of Directors

/s/ Guus van Kesteren – Chairman

/s/ Charles Leonard

Compensation Committee. The Compensation Committee establishes and administers our executive compensation practices and policies, reviews the individual elements of total compensation for elected officers and recommends salary adjustments to the Board of Directors. In addition, the Committee determines the number of performance shares and other equity incentives awarded to elected officers and the terms and conditions on which they are granted, amends compensation plans within the scope of the Committee’s authority and recommends plans and plan amendments to the Board, sets company policy for employee benefit programs and plans and oversees administration of employee retirement plans and various other benefit plans as we may establish from time to time. The Committee consists of Messrs. van Kesteren, Smith and Wit. The Committee met one time in fiscal 2005.

Governance and Nominating Committee: The Governance and Nominating Committee reviews and makes recommendations to the Board of Directors with respect to:

•	the responsibilities and functions of the Board and Board committees and with respect to Board compensation,

•	the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board,

•	candidates for election as Chief Executive Officer and other corporate officers,

•	monitoring the performance of the Chief Executive Officer and our plans for senior management succession, and

•	reviewing and recommending the policies and procedures necessary for the effective management of our company.

The Committee uses various methods to identify director nominees. The Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Committee through current board members, stockholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.

Our Governance and Nominating Committee, operates under a written charter which was adopted during calendar 2003. The charter is available for review on our website, www.omnicomm.com. Our Governance and Nominating Committee charter is included in this proxy statement as Exhibit B.

Mr. Veatch is the only current member of the Governance and Nominating Committee. Each member of the Governance and Nominating Committee is independent, as independence is defined in the listing standards of The NASDAQ Stock Market, Inc. The Governance and Nominating Committee met one time in fiscal 2005. The Committee does consider nominees selected by our stockholders.

Identifying and Evaluating Director Nominees

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent Directors and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. Once the Committee has identified a prospective nominee—whether the prospective nominee is recommended by a shareholder or otherwise—it makes an initial determination as to whether to conduct a full evaluation, taking into account the information provided to the Committee with the recommendation of the candidate as well as the Committee’s own knowledge, supplemented as appropriate by inquiries to third parties. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it will gather additional information about the prospective nominee’s background and experience. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position. If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee’s report.

The Governance and Nominating Committee will consider director candidates submitted by stockholders addressed to: OmniComm Systems, Inc. Board of Directors, 2555 Davie Road, Suite 110-B, Davie, Florida 33317, Attention: Corporate Secretary. Such recommendations should be accompanied by (i) evidence of the stockholder’s stock ownership over the last year, (ii) a statement that the stockholder is not a competitor of OmniComm Systems, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement whether the candidate has expressed interest in serving as a director. The Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders as it does for candidates proposed by other parties. The Committee will consider such candidacy and will advise the recommending stockholder of its final decision. A stockholder who wishes to nominate a person for Director must provide the nomination in writing to the Secretary at the Company’s principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from us.

Contacting the Board of Directors

Shareholders and other parties interested in communicating directly with the Board of Directors or with the non-management Directors as a group may do so by writing to Chairman of the Board, OmniComm Systems, Inc., 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida 33309. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the Corporate Secretary of the Company reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or Committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters, as described below

Accounting Matters

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (“Accounting Matters”). Employees with concerns regarding Accounting Matters may report their concerns directly to the Audit Committee via the confidential reporting system maintained by OmniComm Systems. Non-employee complaints regarding Accounting Matters may be reported by writing to the Audit Committee c/o Corporate Secretary, at our headquarters at 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida 33309.

Code of Ethics

Effective March 1, 2003, our board of directors adopted a Code of Business Conduct and Ethics that applies to, all of our employees and members of our Board of Directors. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

•	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our company’s personnel shall be accorded full access to our President with respect to any matter that may arise relating to the Code of Business Conduct and Ethics. Further, all of our company’s personnel are to be accorded full access to our company’s Board of Directors if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our President.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our company’s President. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the President, the incident must be reported to any member of our Board of Directors. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company’s Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available on the SEC website located at: www.sec.gov filed as Exhibit D to our Proxy Statement dated June 4, 2003. We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: OmniComm Systems, Inc., 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida, 33309.

MANAGEMENT

The following individuals are our executive officers and the members of our Board of Directors. Each Director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. Our by-laws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting of stockholders or until his or her successor is elected and qualified. The Board of Directors elects officers annually and their terms of office are at the discretion of the Board.

Person	Age	Position
Cornelis F. Wit	59	Chief Executive Officer, President and Director
Randall G. Smith	48	Chairman and Chief Technology Officer
Ronald T. Linares	43	Chief Financial Officer
Charles H. Beardsley	60	Senior Vice President Marketing and Sales
Guus van Kesteren	65	Director
Matthew D. Veatch	36	Director
Charles E. Leonard	71	Director
Simon P. Kooyman	48	Director

Biographical information about Cornelis F. Wit, Randall G. Smith, Guus van Kesteren and Matthew D. Veatch, our director nominees, is provided below under Proposal 1.

Ronald T. Linares. Mr. Linares has served as our Chief Financial Officer since April 2000. Prior to joining us, from 1996 until 1999, Mr. Linares was Chief Financial Officer of First Performance Corp., a financial consulting firm, and from 1992 to 1996, Mr. Linares served in various senior financial positions within the Kenny Rogers Roasters Company including Chief Financial Officer of Foodquest, Inc. from 1994 to 1996. Mr. Linares received a B.S. from the University of Florida and a Masters in Public Accountancy from Barry University.

Charles Beardsley. Mr. Beardsley has served as Executive Vice President, Commercial Development since October 2005. Prior to that Mr. Beardsley served as Senior Vice President of Marketing and Sales from January 2006 to October 2005. Prior to joining us, from 1974 to 1995, Mr. Beardsley spent most of his career at Rhone-Poulenc Rorer (RPR, now Aventis Pharmaceuticals), where he served as Vice President of U.S. Marketing and Sales and later as President and General Manager of RPR Canada. More recently, he has served in senior level leadership roles with ASI Business Solutions, from 1997 to 1999, CB Technologies, from 2001 to 2002, and Quintiles Transnational, from 2000 to 2001, companies involved in information technology to include electronic data capture, business intelligence, decision-support and sales force automation and optimization. Mr. Beardsley received his B.S from San Jose State University and his M.B.A. from Golden Gate University.

Charles E. Leonard. Mr. Leonard has been a member of our Board of Directors since May 2004. Since December 1999 Mr. Leonard has served on the Board of Directors of Solucient LLC. Mr. Leonard served as Chief Executive Officer and Executive Chairman of Solucient from March 2001 until March 2004. Prior to joining Solucient, Mr. Leonard worked for VNU Marketing Information Services, Dun & Bradstreet Corporation, E.I. DuPont, and the management consulting firm William E. Hill & Co. In addition to OmniComm Systems and Solucient, Mr. Leonard serves on the Board of Directors for Allrecipes.com, and Innovative Systems. Mr. Leonard graduated from the Massachusetts Institute of Technology with a Bachelor’s degree and earned a Bachelor’s of Arts degree from Middlebury College. He received his Master’s degree in business administration from the Wharton School.

Certain Relationships and Related Transactions

Cornelis F. Wit, our President and Chief Executive Officer and a member of our Board of Directors served as President of Corporate Finance of Noesis Capital Corp. from March 1995 to September 2000. Guus van Kesteren, a member of our Board of Directors, is a consultant to Noesis Capital Corp. Noesis Capital Corp., a NASD member firm, has served as placement agent for us in six private placements of securities which occurred between September 1999 and July 2005. Noesis Capital Corp. also acts as our financial advisor under the terms of a Financial Advisory Agreement pursuant to which we pay Noesis Capital Corp. $90,000 annually.

Between February 2001 and July 2001, we borrowed an aggregate of $190,000 from Guus van Kesteren under promissory notes which bore interest of 12% per annum. These promissory notes were amended and restated on August 30, 2001 in the amount of $196,644 with new terms which included an interest rate of 8% per annum, and with one half of the principal payable upon the closing of any financing by us resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest payable no later than August 30, 2003. This note was amended in September 2004 extending the maturity date to October 2006.

During March 2002, we borrowed $2,341 from Randall G. Smith, our Chairman of the board and Chief Technology Officer. This amount was repaid without interest on April 12, 2002. In addition, we borrowed $6,000 without interest from Mr. Smith on November 25, 2002. In March 2003 this note was amended and restated extending the maturity date to January 31, 2005. This amount remained outstanding as of the date of this proxy statement. This note was amended and restated extending the maturity date to January 31, 2007.

In December 2002, we borrowed $50,000 from Cornelis Wit, our President and Chief Executive Officer and a member of our board of directors. This amount was borrowed under a promissory note bearing interest at a rate of 9% per annum, payable on March 31, 2003. This note was amended in September 2004 extending the maturity date to October 31, 2006. This amount remained outstanding as of the date of this proxy statement.

In December 2002, we borrowed $50,000 from Guus van Kesteren a member of our board of directors. This amount was borrowed under a promissory note bearing interest at a rate of 9% per annum, payable on March 31, 2003. This note was amended in September 2004 extending the maturity date to October 31, 2006. This amount remained outstanding as of the date of this proxy statement.

From September to November 2003 we borrowed $262,000 from Cornelis Wit, our President and Chief Executive Officer, and a member of our board of directors. These amounts were borrowed under promissory notes bearing interest at 9% per annum with maturity dates ranging from January 31, 2005 to October 31, 2005. These notes were amended and restated on September 30, 2004 under the terms of a new note bearing interest at 9% interest payable on October 31, 2006. This amount remained outstanding as of the date of this proxy statement

From February to June 2004, the Company borrowed $106,000 from Guus van Kesteren, a Company Director. These amounts were borrowed under promissory notes bearing interest at 9% per annum with maturity dates ranging from January 31, 2006 to October 31, 2006. These notes were amended and restated on June 30, 2004 under the terms of a new note bearing interest at 9% payable on October 31, 2006. This note was amended and restated on December 31, 2005, under the terms of a new note bearing interest at 9% payable on April 1, 2008. This amount remained outstanding as of the date of this proxy statement.

From January to June 2004, the Company borrowed $153,500 from Cornelis Wit, the Company’s President and Chief Executive Officer and a Director. These amounts were borrowed under promissory notes bearing interest at 9% per annum with maturity dates ranging from January 31, 2006 to October 31, 2006. These notes were amended and restated on June 30, 2004 under the terms of a new note bearing interest at 9% interest payable on October 31, 2006. This note was amended and restated on December 31, 2005, under the terms of a new note bearing interest at 9% payable on April 1, 2008. This amount remained outstanding as of the date of this proxy statement.

In March 2005, the Company borrowed $22,000 from Cornelis Wit, the Company’s President and Chief Executive Officer and a Director. These amounts were borrowed under a promissory note bearing interest at 9% per annum payable on January 31, 2007. This amount remained outstanding as of the date of this proxy statement.

In April 2005, the Company borrowed $25,000 from Guus van Kesteren, a company Director. These amounts were borrowed under a promissory note bearing interest at 9% per annum payable on January 31, 2007. This amount remained outstanding as of the date of this proxy statement.

In June 2005, the Company borrowed $120,000 from Cornelis Wit, the Company’s President and Chief Executive Officer and a Director. These amounts were borrowed under a promissory note bearing interest at 9% per annum payable on January 31, 2007. This amount remained outstanding as of the date of this proxy statement.

From June to September 2005, the Company borrowed $14,300 from Ronald Linares, the Company’s Vice President and Chief Financial Officer. These amounts were borrowed under a promissory note bearing interest at 9% per annum payable on January 31, 2007. This amount remained outstanding as of the date of this proxy statement.

In October 2005, the Company borrowed $215,000 from Cornelis Wit, the Company’s President and Chief Executive Officer and a Director. These amounts were borrowed under a promissory note bearing interest at 9% per annum payable on December 31, 2006. Under the terms of the note Mr. Wit had the right to convert any unpaid principal into shares of common stock at a conversion price of $0.28 per share. On November 11, 2005 the Company repaid $50,000 of principal on the note. On December 31, 2005, Mr. Wit converted the remaining $165,000 of outstanding principal and $3,000 in accrued interest into 600,000 shares of common stock.

In December 2005, the Company amended and restated a note payable to Cornelis Wit, the Company’s President and CEO and a Director, originally dated June 30, 2004 in the amount of $483,984. The new note bears interest at a rate of 9% per annum, matures on April 1, 2008 and includes accrued and unpaid of $65,516.85. This amount remained outstanding as of the date of this proxy statement.

In December 2005, the Company amended and restated a note payable to Guus van Kesteren, a Company Director, originally dated June 30, 2004 in the amount of $364,758.38. The new note bears interest at a rate of 9% per annum, matures on April 1, 2008 and includes accrued and unpaid of $49,337.37. This amount remained outstanding as of the date of this proxy statement.

EXECUTIVE COMPENSATION

Compensation Summary

The following table sets forth certain information relating to the compensation of (i) our Chief Executive Officer; and (ii) each of our executive officers who earned more than $100,000 during the three most recent fiscal years (collectively, the “Named Executive Officers”).

						Long term Compensation
		Annual Compensation				Awards		Payouts
(a) Name And Principal Position	(b) Year	(c) Salary ($)		(d) Bonus ($)	(e) Other Annual Compensation ($)	(f) Restricted Stock Awards ($)	(g) Securities Under-Lying Options SARs(#)	(h) LTIP Payout ($)	(i) All other Compensation ($)
Cornelis F. Wit, CEO/Director	2005	$205,700		$-0-	$-0-	$-0-	850,000	$-0-	$-0-
	2004	$186,987		$-0-	$-0-	$-0-	175,000	$-0-	$-0-
	2003	$176,538		$-0-	$-0-	$-0-	180,000	$-0-	$-0-
Randall G. Smith	2005	$200,000		$-0-	$-0-	$-0-	750,000	$-0-	$-0-
CTO/Director	2004	$181,500		$-0-	$-0-	$-0-	317,270	$-0-	$-0-
	2003	$171,346		$-0-	$-0-	$-0-	155,000	$-0-	$-0-
Ronald T. Linares	2005	$167,440		$-0-	$-0-	$-0-	145,000	$-0-	$-0-
CFO	2004	$161,000		$-0-	$-0-	$-0-	75,000	$-0-	$-0-
	2003	$155,769		$-0-	$-0-	$-0-	75,000	$-0-	$-0-
Charles H. Beardsley	2005	$171,600		$-0-	$-0-	$-0-	600,000	$-0-	$-0
Executive Vice President	2004	$165,000		$8,050	$-0-	$-0-	150,000	$-0-	$-0
	2003	$150,000	(1)	$-0-	$-0-	$25,000	155,000	$-0-	$-0

(1)	Mr. Beardsley joined our company on January 7, 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
(a) Name	(b) Number of Securities Underlying Options/ SARs Granted (#)	(c) % of Total Options/SARs Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Share)	(e) Expiration Date
Cornelis F. Wit	175,000	5.2%	$0.25	12/31/12
Cornelis F. Wit	75,000	2.2%	$0.25	6/21/10
Cornelis F. Wit	600,000	17.8%	$0.28	2/1/13
Randall G. Smith	75,000	2.2%	$0.25	6/21/10
Randall G. Smith	525,000	15.6%	$0.28	2/1/13
Randall G. Smith	150,000	4.5%	$0.25	12/31/12
Ronald T. Linares	70,000	2.1%	$0.38	12/23/14
Ronald T. Linares	75,000	2.2%	$0.25	12/31/10
Charles H. Beardsley	450,000	13.4%	$0.28	2/1/13
Charles H. Beardsley	150,000	4.5%	$0.25	12/31/12

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR

VALUES

(a) Name	(b) Shares Acquired On Exercise (#)	(c) Value Realized ($)	(d) Number of Securities Underlying Unexercised Options/SARs at FY End (#)		(e) Value of Unexercised In-the-money Options/SARs at FY End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Cornelis F. Wit	-0-	$-0-	845,000	600,000	$127,200	$78,000
Randall G. Smith	-0-	$-0-	1,034,270	525,000	$144,763	$68,250
Ronald T. Linares	-0-	$-0-	710,333	46,667	$71,100	$1,400
Charles H. Beardsley	-0-	$-0-	605,000	450,000	$96,800	$58,500

EMPLOYMENT AGREEMENTS

In December 2005, we renewed an employment agreement with Mr. Cornelis F. Wit to serve as our Chief Executive Officer and President through December 31, 2006. As part of the renewal the employment agreement will renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Wit or the Company ninety days prior to the end of the term. Mr. Wit receives an annual salary of $226,270 payable in cash and/or stock plus a bonus tied to our operating results. As part of the agreement incentive options are awardable under the agreement based upon sales and cash flow objectives. In the event that the we consummate a transaction with a third party resulting in the sale, merger, consolidation, reorganization or other business combination involving all or a majority of our business, assets or stock, whether effected in one transaction or a series of transactions due to the initiative of Mr. Wit (whether or not during the term of the agreement), Mr. Wit will receive a fee equal to 2% of the aggregate consideration. The agreement also provides, among other things, for participation in employee benefits available to employees and executives. Under the terms of the agreement, we may terminate Mr. Wit’s employment upon 30 days notice of a material breach and Mr. Wit may terminate the agreement under the same terms and conditions. The employment agreement contains customary non-disclosure provisions, as well as a one year non-compete clause if Mr. Wit leaves the company voluntarily or a six month non-compete clause following his termination by us.

In September 2005, we renewed our employment agreement with Mr. Randall Smith to serve as our Chief Technology Officer. As part of the renewal the employment agreement will renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Smith or the Company ninety days prior to the end of the term. Under the terms of the agreement, as compensation for his services, Mr. Smith receives an annual salary of $220,000 to be paid in the form of cash and/or stock, as agreed upon by the parties, and he is eligible to receive a bonus based upon achieving technology related milestones. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Smith upon 30 days notice of a material breach and Mr. Smith may terminate the agreement under the same terms and conditions. If Mr. Smith is terminated by us for any reason other than for cause, we must pay him severance benefits equal to six months salary. The employment agreement contains customary non-disclosure provisions, as well as a one year non-competition restriction following the termination of the agreement. The agreement renews automatically for one-year terms unless expressly cancelled by either Mr. Smith or the Company in writing ninety (90) days prior to termination of the term. The Company extended its employment agreement with Mr. Smith in September 2005 for one year under the terms of the existing employment agreement

In September 2005, we renewed our employment agreement with Mr. Ronald Linares to serve as our Chief Financial Officer. As part of the renewal the employment agreement will renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Linares or the Company ninety days prior to the end of the term. Under the terms of this agreement, Mr. Linares receives an annual salary of $174,138 to be paid in the form of cash and/or stock, as agreed upon by the parties, and he is eligible to receive additional incentive compensation based upon achieving financial milestones. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Linares upon 30 days notice of a material breach and Mr. Linares may terminate the agreement under the same terms and conditions. If Mr. Linares is terminated by us for any reason other than for cause, we must pay him severance benefits equal to twelve months salary. The employment agreement contains customary non-disclosure provisions, as well as a one year non-competition restriction following the termination of the agreement. The agreement renews automatically for one-year terms unless expressly cancelled by either Mr. Linares or the Company in writing ninety (90) days prior to termination of the term. The Company extended its employment agreement with Mr. Linares in September 2005 for one year under the terms of the existing employment agreement

In January 2006, we renewed our employment agreement with Mr. Charles Beardsley to serve as our Executive Vice President Commerical Development. As part of the renewal the employment agreement will renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Beardsley or the Company ninety days prior to the end of the term. Under the terms of this agreement, Mr. Beardsley receives an annual salary of $188,760 to be paid in the form of cash and/or stock, as agreed upon by the parties, and he is eligible to receive additional incentive compensation based upon achieving financial milestones. Mr. Beardsley is eligible for a commission, payable on a quarterly basis, equal to 2% of the Company’s Net Operating Income as defined in an exhibit to his employment contract. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Beardsley upon 30 days notice of a material breach and Mr. Beardsley may terminate the agreement under the same terms and conditions. If Mr. Beardsley is terminated by us for any reason other than for cause, we must pay him severance benefits equal to twelve months salary. The employment agreement contains customary non-disclosure provisions.

1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan (the “1998 Plan”) was adopted in January 1998, and was amended in July 2004 by our Board of Directors to increase the number of shares available under the 1998 Plan. This increase was approved by our stockholders at the annual stockholder meeting held on July 22, 2005.

The following table sets forth securities authorized for issuance under equity compensation plans, including individual compensation arrangements, by us under our 1998 Incentive Stock Plan as of December 31, 2005.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
1998 Stock Incentive Plan	7,442,770	$0.50	57,230

Total	7,442,770	$0.50	57,230

Description of the Plan

The purpose of the 1998 Plan is to provide a means through which we can attract able persons to enter and remain in our employ, and to provide a means whereby those key persons upon whom the responsibilities of our successful administration and management rest, and whose present and potential contributions to our welfare are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to our welfare and promoting an identity of interest between stockholders and these key persons.

A further purpose of the 1998 Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance our profitable growth. So that the appropriate incentive can be provided, the 1998 Plan provides for granting incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units, or any combination of the foregoing.

We believe that the 1998 Plan encourages the participants to contribute materially to our growth and will align the economic interests of the participants with those of our stockholders.

General

We have reserved 7,500,000 shares of our common stock for issuance upon the exercise of options granted under the 1998 Plan. These shares may be authorized but unissued shares of our common stock or may be shares that we have reacquired, including shares we may purchase on the open market. If any options or stock appreciation rights granted under the 1998 Plan expire or are terminated for any reason without being exercised or restricted shares or performance shares are forfeited, the shares of common stock underlying that award will again be available for grant under the 1998 Plan.

Administration of the 1998 Plan

The Compensation Committee of our Board of Directors administers and interprets the 1998 Plan. The Compensation Committee has the sole authority to designate participants, grant awards and determine the terms of all grants, subject to the terms of the 1998 Plan. The Compensation Committee has the full authority to interpret the 1998 Plan and to make rules, regulations, agreements and instruments for implementing the 1998 Plan.

Eligibility

Grants may be made to any of our employees and to any non-employee member of the Board of Directors. Key advisors who perform services for us or any of our subsidiaries are eligible if they render bona fide services, not as part of the offer or sale of securities in a capital-raising transaction.

Options

Incentive stock options may be granted to employees, Directors and key advisors. Non-qualified stock options may be granted to employees, key advisors and non-employee Directors. The exercise price of common stock underlying an option is determined by the Compensation Committee at the time the option is granted, and may be equal to, greater than, or less than the fair market value of such stock on the date the option is granted; provided, that the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date the incentive stock option is granted, and the exercise price of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or Director, cannot be less than 110% of the fair market value. Unless the applicable option agreement provides otherwise, a participant can exercise an option award after the option has fully vested, by paying the applicable exercise price in cash, or, with the approval of the Compensation Committee, by delivering shares of common stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the grants, or by such other method as the Compensation Committee approves, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee determines the term of each option up to a maximum of 10 years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or Director, may not exceed five years from the date of grant. The Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Restricted Stock

The Compensation Committee determines the number of restricted shares granted to a participant, subject to the maximum plan limit described above. Grants of restricted shares will be conditioned on such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Compensation Committee may determine in its sole discretion. The restrictions will remain in force during a restriction period set by the Compensation Committee. If the grantee is no longer employed by us during the restriction period or if any other conditions are not met, the restricted shares grant will terminate as to all shares covered by the grant for which the restrictions are still applicable, and those shares must be immediately returned to us.

Stock Appreciation Rights

The Compensation Committee can grant stock appreciation rights (SARs) to any participant, subject to the maximum plan limit described above. At any time, the Compensation Committee may grant an SAR award, either separately or in connection with any option; provided, that, if an SAR is granted in connection with an incentive stock option, it must be granted at the same time that as underlying option is granted. The Compensation Committee will determine the base amount of the SAR at the time that it is granted and will establish any applicable vesting provisions, transfer restrictions or other restrictions as it may determine is appropriate in its sole discretion. When a participant exercises an SAR, he or she will receive the amount by which the value of the stock has appreciated since the SAR was granted, which may be payable to the participant in cash, shares, or a combination of cash and shares, as determined by the Compensation Committee.

Performance Share Awards

The Compensation Committee can grant performance share awards to any employee or key advisor. A performance share award represents the right to receive an amount based on the value of our common stock, but may be payable only if certain performance goals that are established by the Compensation Committee are met. If the Compensation Committee determines that the applicable performance goals have been met, a performance share award will be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

Amendment and Termination of the 1998 Plan

Our Board of Directors can at any time terminate the 1998 Plan. With the express written consent of an individual participant, the Board may cancel or reduce or otherwise alter the outstanding awards thereunder if, in its judgment, the tax, accounting, or other effects of the 1998 Plan or potential payouts thereunder would not be in our best interest. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the 1998 Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

•	increase the maximum number of shares of our common stock which may be issued on exercise of awards under the 1998 Plan;

•	change the maximum option price;

•	extend the maximum option term;

•	extend the termination date of the 1998 Plan; or

•	change the class of persons eligible to receive awards under the Plan.

Adjustment Provisions

In the event that certain reorganizations of our company or similar transactions or events occur, the maximum number of shares of stock available for grant, the maximum number of shares that any participant in the 1998 Plan may be granted, the number of shares covered by outstanding grants, the kind of shares issued under the 1998 Plan and the price per share or the applicable market value of such grants shall be adjusted by the committee to reflect changes to our common stock as a result of such occurrence to prevent the dilution or enlargement of rights of any individual under the 1998 Plan.

Change of Control and Reorganization

Upon a change of control, as defined in the 1998 Plan, the Compensation Committee may:

•	determine that the outstanding grants, whether in the form of options and stock appreciation rights, shall immediately vest and become exercisable;

•	determine that the restrictions and conditions on all outstanding restricted stock or performance share awards shall immediately lapse;

•	require that grantees surrender their outstanding options and stock appreciation rights in exchange for payment by us, in cash or common stock, in an amount equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee’s unexercised options or stock appreciation rights exceeds the exercise price of those options; and/or

•	after giving grantees an opportunity to exercise their outstanding options and stock appreciation rights, terminate any or all unexercised options and stock appreciation rights.

Upon a reorganization, as defined in the 1998 Plan, where we are not the surviving entity or where we survive only as a subsidiary of another entity, unless the Compensation Committee determines otherwise, all outstanding option or SAR grants shall be assumed by or replaced with comparable options or rights by the surviving corporation. In addition, the Compensation Committee may require that grantees surrender their outstanding options in exchange for payment by us, in cash or common stock, at an amount equal to the amount by which the then fair market value of the shares of common stock subject to the grantee’s unexercised options exceeds the exercise price of those options and/or after accelerating all vesting and giving grantees an opportunity to exercise their outstanding options or SARs, terminate any or all unexercised options and SARs.

Tax Aspects

The following discussion applies to the Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements (“Disqualifying Disposition”), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short- term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

With respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of common stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is “transferable” or is not subject to a “substantial risk of forfeiture.” A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section

16(b) of the Securities Exchange Act of 1934, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be “affiliates” of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater stockholders may also be subject to the “short swing” profit rule of Section 16(b) of the Securities Exchange Act of 1934.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Since our Board of Directors is not comprised entirely of independent Directors, decisions affecting the compensation paid to our Chief Executive Officer and to our other executive officers are made, in part, by individuals who have an interest in the outcome of deliberations.

MATTERS TO BE CONSIDERED AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our Board of Directors currently consists of five members, Randall G. Smith, Cornelis F. Wit, Guus van Kesteren, Matthew D. Veatch and Charles Leonard who were elected at our 2005 Annual Meeting of stockholders.

At the 2006 Annual Meeting, five directors will be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Our Board of Directors may be increased by an additional three members pursuant to agreements we have entered into with Noesis Capital Corp and CommonWealth Associates while they served as Placement Agent on private placements of our equity during 2001 and 2002. With respect to this Proposal 1, the five nominees receiving the greatest number of votes cast by the holders of our Voting Securities entitled to vote at the 2006 Annual Meeting will be elected directors of OmniComm Systems (assuming a quorum is present). We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

OmniComm has nominated Simon P. Kooyman to stand for election as a Director at this years’s annual meeting. Mr. Kooyman was nominated by Cornelis F. Wit, our President and Chief Executive Officer.

The following persons have been nominated by the Board for election to the Board of Directors:

Person	Age	Position
Cornelis F. Wit (1)	59	Chief Executive Officer, President and Director
Randall G. Smith (1)	48	Chairman and Chief Technology Officer
Guus van Kesteren (1)(2)(3)	65	Director
Matthew D. Veatch (3)	36	Director
Simon P. Kooyman (2)	48	Nominated for Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Governance and Nominating Committee

Cornelis F. Wit. Mr. Wit has been a member of our board of directors since November 1999, and CEO and President since June of 2002. Mr. Wit was interim CEO from June to July 2000. Mr. Wit was the President of Corporate Finance at Noesis Capital Corp, Boca Raton, Florida, an NASD member firm, from March 1995 until September 2000. Prior to 1994, Mr. Wit was the CEO for DMV, USA, the American subsidiary for Campina Melkunie, a Dutch multi-billion dollar food and pharmaceutical ingredient company, and he also served as Vice President International Operations for Duphar, a pharmaceutical company in Holland. Mr. Wit graduated from Niyenrode, a business university in Holland.

Randall G. Smith. Mr. Smith has been an executive officer and member of our board of directors since 1997, serving as President and Chief Technology Officer from May 1997 until August 2000 and thereafter as our Chief Technology Officer. From December 1995 to May 1997, Mr. Smith was Director of Operations for Global Communications Group. Mr. Smith received a B.S. from Purdue University.

Guus van Kesteren. Mr. van Kesteren has been a member of our Board of Directors since November 1999. Since 1996, Mr. van Kesteren has been a consultant to Noesis Capital Corp., a NASD member firm. Prior thereto, he was employed from 1972 until 1996 by Johnson & Johnson in various capacities, holding the position of Vice President International from 1985 until 1996 with responsibility for the Australasian subsidiaries. Mr. van Kesteren graduated from Niyenrode, a business university in Holland.

Matthew D. Veatch. Mr. Veatch has been a member of our Board of Directors since February 2004. Since 1999 Mr. Veatch has been employed as a Director for Quintiles Transnational, a global leader in contract product development and commercialization services. From 1997 to 1999 Mr. Veatch was employed as a Director for Affiliated Research Centers. During 1999 Mr. Veatch was employed as a Director for CB Technologies, an EDC provider to pharmaceutical, medical device and bio-technology companies. Mr. Veatch graduated from the University of Colorado at Boulder and received his MBA from California State University, Dominguez Hills.

Simon P. Kooyman. Mr. Veatch has been nominated to stand for election as a Director at this year’s annual meeting. Since January 2006 Mr. Kooyman has worked as an independent Management Consultant. From January 2001 to June 2005 Mr. Kooyman served as Chairman and Chief Executive Officer of Ipsos North America and Chairman of Ipsos-ASI. Previously he was President, VNU Marketing Information Entertainment Group, a division of VNU USA from January 1998 to December 2000. Mr. Kooyman was President of Deltown Specialties, a subsidiary of DMV Campina, from June 1991 to August 1994. Mr. Kooyman graduated from Niyenrode, a business university in Holland in 1977. He received his MBA from the Catholic University of Louvain in Belgium in 1979.

Directors’ Compensation

Directors who are not our employees received no compensation for serving on the Board of Directors but are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors’ meetings.

From time to time we issue the members of our Board of Directors options to purchase shares of our common stock as compensation for their services as Directors. At December 31, 2005 members of our Board of Directors hold outstanding options to purchase an aggregate of 2,664,603 shares of our common stock at prices ranging from $0.25 to $2.50 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF GREENBERG & CO., LLC

AS INDEPENDENT AUDITORS OF OMNICOMM SYSTEMS

The Audit Committee has selected Greenberg & Co., LLC as our independent auditors for the current fiscal year. Representatives of Greenberg & Co. are not expected to attend the 2006 Annual Meeting. Greenberg & Co. has served as our auditors since July 1999, and has audited our financial statements for the past seven fiscal years.

Audit Fees

The aggregate audit fees billed by Greenberg and Co., LLC for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-KSB during the fiscal year ended December 31, 2005 were $45,000. The aggregate audit fees billed to us by Greenberg and Co., LLC during the fiscal year ended December 31, 2004 were approximately $45,000. The aggregate audit fees billed to us by Greenberg and Co., LLC for the review of quarterly financial statements included in our quarterly reports on Form 10-QSB for the quarters ending March 31, June 30 and September 30, 2005 were approximately $15,000.

Audit Related Fees

For the fiscal year ended December 31, 2005 the aggregate fees billed for assurance and related services by Greenberg and Co., LLC relating to the performance of the audit of our financial statements which are not reported under the caption “Audit Fees” above was $0. For the fiscal year ended December 31, 2004 the aggregate fees billed for assurance and related services by Greenberg and Co., LLC relating to the performance of the audit of our financial statements which are not reported under the caption “Audit Fees” above was $5,000.

Tax Fees

For the fiscal year ended December 31, 2005 the aggregate fees bill for tax compliance, tax advice or tax planning was $0. For the fiscal year ended December 31, 2004 the aggregate fees billed for tax related services was $0.

All Other Fees

Other than fees relating to the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” there were no additional fees billed by our principal accountant for services rendered to us for the fiscal years ended December 31, 2005 or 2004.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Greenberg & Co., LLC described above under the captions “Audit-Related Fees” and “Tax Fees” were approved by our Audit Committee.

All of the work performed during the course of this audit was completed by full-time employees of Greenberg and Co., LLC

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF GREENBERG & CO., LLC AS INDEPENDENT AUDITORS OF OMNICOMM SYSTEMS.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR 1998 STOCK INCENTIVE PLAN TO INCREASE

THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR

ISSUANCE UNDER SUCH PLAN FROM 7,500,000 SHARES TO 12,500,000 SHARES.

Our 1998 Stock Incentive Plan (the “1998 Plan”) was adopted in January 1998, and was amended in July 2004 by our Board of Directors to increase the number of shares available under the 1998 Plan. This increase was approved by our stockholders at the stockholder’s meeting held on July 30, 2004. As of December 31, 2005 we have outstanding options under the 1998 Plan to purchase an aggregate of 7,442,770 shares of our common stock at exercise prices ranging from $0.15 to $2.75 per share.

Our Board of Directors believes that it in our best interest to amend the Plan to increase the number of shares of common stock issuable under the 1998 Plan to our employees, directors and advisors from 7,500,000 shares to 12,500,000 shares. The amendment to the 1998 Plan is attached hereto as Exhibit A. Other than the increase in the number of shares of our common stock reserved for issuance under the 1998 Plan, there are no other changes proposed to the Plan. A summarized description of the Plan begins on page 18 of this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AMENDMENT OF THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER SUCH PLAN FROM 7,500,000 SHARES TO 12,500,000 SHARES.

OTHER MATTERS

As of the date hereof, there are no other matters that OmniComm Systems intends to present, or has reason to believe others will present, at the 2006 Annual Meeting. If, however, other matters properly come before the 2006 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

PROPOSALS OF STOCKHOLDERS TO BE PRESENTED AT THE

COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2007 Annual Meeting of Stockholders may be made following the procedures prescribed in SEC Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Secretary of OmniComm Systems at its principal executive offices at 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida 33309 on or before March 31, 2007. The submission of a stockholder proposal does not guarantee that it will be included in OmniComm System’s Proxy Statement for the 2007 Annual Meeting of Stockholders.

ANNUAL REPORT ON FORM 10-KSB

A copy of the OmniComm System’s Annual Report on Form 10-KSB for the year ended December 31, 2005 accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial stockholders or stockholders of record upon request by mail to Investor Relations, OmniComm Systems, Inc., 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida 33309. A copy of our Annual Report on Form 10-KSB, including exhibits, is also available in digital form for download or review by visiting “About Us/ SEC Filings” at www.omnicomm.com or at the SEC’s web site at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at Attention: Corporate Secretary, 2101 West Commercial Blvd., Suite 4000, Ft. Lauderdale, Florida 33309, telephone (954) 473-1254. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

EXHIBIT A

THIRD AMENDMENT TO THE

1998 STOCK INCENTIVE PLAN OF

OMNICOMM SYSTEMS, INC.

This is the THIRD AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN OF OMNICOMM SYSTEMS, INC. (the “Third Amendment”).

WHEREAS, on January 5, 1998 the 1998 Stock Incentive Plan of OmniComm Systems, Inc. (the “Plan”) was approved by the Board of Directors and on November 16, 2001 it was amended by vote of the stockholders of OmniComm Systems, Inc. (the “Company”) for the purpose of increasing the number of shares reserved for issuance by 2,000,000 shares to a total of 5,000,000 shares.

WHEREAS, on July 30, 2004 the Plan was amended by the stockholders of the Company for the purpose of increasing the number of shares reserved for issuance by 2,500,000 to a total of 7,500,000 shares.

WHEREAS, subject to the approval of this Third Amendment to the Plan by the stockholders of the Company at a duly convened meeting of stockholders, or by a written consent of stockholders effective under applicable state law, the Plan shall be revised as follows:

1. Section 5(a) of the plan is deleted in its entirety, and replaced with “Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 12,500,000.”

2. Except as expressly modified hereby, all terms and conditions contained in the Plan are hereby ratified and confirmed and shall be and remain in full force and effect in accordance with their respective terms. Capitalized terms used in this Third Amendment which are not defined herein shall have the meanings ascribed to them in the Plan, unless the context clearly otherwise requires.

3. This Third Amendment to the Plan shall become effective on August 1, 2006.

As adopted by the Board of Directors of

OmniComm Systems, Inc.

as of the 6 day of March, 2006.

A - 1

EXHIBIT B

CORPORATE GOVERNANCE GUIDELINES

COMPOSITION OF THE BOARD OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than 3 directors, with the exact number being determined from time to time by resolution of the Board. It is the Board’s general expectation that the target number of Directors is 5, allowing, however, for changing circumstances that may warrant a higher or lower number from time to time. It is the policy of the Board of Directors that the number of Directors at all times reflect the following objectives. The Board shall:

•	Meet the standards of independence set forth under “Director Independence” below;

•	Encompass a range of talent, skill, experience and character sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests;

•	eflect the diversity of the Company’s shareholders, employees, customers and communities; and

•	Dedicate sufficient time and resources to ensure the diligent performance of its duties.

FUNCTIONS OF THE BOARD OF DIRECTORS

The responsibility of the Board of Directors is to supervise and direct the management of the Company in the interest and for the benefit of the Company’s shareholders. To that end, the Board of Directors shall have the following duties:

1.	Overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed;

2.	Reviewing and, where appropriate, approving the Company’s major financial objectives, plans and actions;

3.	Reviewing and, where appropriate, approving major changes in, and determinations of, other major issues respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company’s financial statements; and

4.	Regularly evaluating the performance and approving the compensation of the Chief Executive Officer and, with the advice of the Chief Executive Officer, regularly evaluating the performance of principal senior executives.

The Chief Executive Officer, working with the other executive officers of the Company and its affiliates, shall have the authority and responsibility to manage the business of the Company in a manner consistent with the standards of the Company, and in accordance with any specific plans, instructions or directions of the Board.

The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company, including those that would make a significant change in the financial structure of control of the Company, the acquisition or disposition of any significant businesses or entry of the Company into any major new line of business.

DIRECTOR INDEPENDENCE

It is the goal of the Board of Directors that at least one-half of the members of the Board will be independent from the Company’s management. An “independent” Director is one who:

•	Has not been employed by the Company or any of its subsidiaries or affiliates within the previous two years;

•	Is not an advisor or consultant to the Company, any subsidiary or affiliate of the Company or any member of senior management, and is not a director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) or an entity that is an adviser or consultant to the Company, any subsidiary of affiliate;

•	Is not a Director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) of a significant customer of or supplier of goods or services to the Company or any subsidiary or affiliate of the Company;

•	Has no personal services contracts with the Company, any subsidiary or affiliate of the Company; and

•	Does not have any other business relationship with the Company or any of its subsidiaries or affiliates (other than service as a Director) that the Company would be required to describe under Regulation S-K of the Securities and Exchange Commission.

In addition, a Director will not be deemed independent if he or she is a member of the immediate family of any person who would not qualify as independent under the foregoing standards. For purposes of these Guidelines, the term “affiliate” shall mean any corporation or other entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity or otherwise direct its management and operation.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, the Board shall be provided with sufficient information regarding each non-employee Director’s business relationships with the Company or its management to enable it to evaluate the Director’s independence.

BUSINESS RELATIONSHIPS WITH DIRECTORS

Any monetary arrangement between a Director (including any member of a Director’s immediate family) and the Company or any of its subsidiaries or affiliates for goods or services shall be subject to approval by the Board of Directors as a whole. Such approval shall not be required where:

1.	the Director’s sole interest in the arrangement is by virtue of his or her status as a director, executive officer and/or holder of a less than 10% equity interest (other than a general partnership interest) in an entity with which the Company or an affiliate or subsidiary of the Company has concluded such an arrangement; and

2.	the arrangement involves payments to or from the entity that constitutes less than 5% of the entity’s annual gross revenues; and

3.	the director is not personally involved in (i) the negotiation and execution of the arrangement, (ii) performance of the services or provision of the goods or (iii) the monetary arrangement.

MANAGEMENT SUCCESSION AND REVIEW

The Chief Executive Officer shall review periodically with the non-management Directors the performance of other key members of the senior management of the Company, including himself, as well as potential succession arrangements for such management members.

BOARD MEETINGS

The Chairman, in consultation with other members of the Board, shall determine the timing and length of the meetings of the Board. The Board expects that four regular meetings generally scheduled to coincide with the review and approval of the Company’s quarterly results of operations is desirable for the performance of the Board’s responsibilities. In addition to regularly scheduled meetings, additional unscheduled Board meetings may be called upon appropriate notice at any time to address specific needs of the Company.

The Chairman shall establish the agenda for each meeting. At one meeting each year the Board shall be presented the long-term strategic plan for the Company and the principal issues that the Company expects to face in the future. Sufficient time shall be allocated for this presentation to allow for questions by, and full discussion with, the members of the Board.

The agendas for Board meetings shall provide opportunities for the operating heads of the major businesses of the Company to make presentations to the Board during the course of the year. Each Director shall be entitled to suggest the inclusion of items on the agenda, request of, or a report by, any member of the Company’s senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.

BOARD COMMITTEES

Committees shall be established by the Board from time to time to facilitate and assist in the execution of the Board’s responsibilities. Committees may be standing or ad hoc. Generally, a Committee shall be constituted to address issues that, because of their complexity, technical nature, level of detail, time requirements and/or sensitivity, cannot be adequately addressed within the normal agenda for Board meetings.

There are currently three standing committees:

Compensation Committee

Audit Committee

Corporate Governance Committee

Each Committee shall have a written charter of responsibilities, duties and authorities, which shall periodically be reviewed by the Board. Each Committee shall report to the full Board with respect to its activities, findings and recommendations as necessary.

Each Committee shall have full power and authority, in consultation with the Chairman of the Board, to retain the services of such advisers and experts, including counsel, as it deems necessary or appropriate with respect to specific matters within its purview.

COMMITTEE MEMBERSHIP

The Board shall consider the rotation of Committee membership and Chairmanship at appropriate intervals. The Audit, Corporate Governance and Compensation Committees shall be composed primarily of independent Directors. The Company will comply with this guideline to the extent permitted by its business circumstances. An inability to recruit independent Directors may impede the adoption of this guideline.

COMMITTEE MEETINGS

Each Committee Chair, in consultation with the Chairman, shall establish agendas and set meetings at the frequency and length appropriate and necessary to carry out the Committee’s responsibilities.

Any Director who is not a member of a particular committee may attend any committee meeting with the concurrence of the Committee Chair.

BOARD MATERIALS

Directors shall receive information and data that are important to their understanding of the businesses of the Company, in writing, and in sufficient time to prepare for meetings. This material shall be as brief as possible while still providing the desired information; it shall be analytic as well as informational; and it shall include highlights and summaries whenever appropriate.

Directors are also encouraged to keep themselves informed with respect to the Company’s affairs between Board meetings through direct individual contacts with members of the senior management of the Company.

SELECTION OF NEW DIRECTORS

The Board places a high priority on the vitality and diversity of its Board and in the discharge of its responsibilities. In addition, the Board shall seek new members who can devote their time and energies to provide fresh ideas and viewpoints, as well as to strengthen the expertise and balance of the Board. The Board recognizes that it is important that each Director have the time to devote to the oversight of the Company’s business. Therefore, in choosing new Directors the Board shall seek candidates who do not serve on so many other boards as to interfere with their ability to dedicate the requisite time to service on this Board. The Board believes that Directors who are full-time employees of other companies should not serve on more than three outside public company boards at a time, and that Directors who are retired from active employment should not serve on more than six such boards. The Board may, however, make exceptions to this standard as it deems appropriate in the interest of the Company’s shareholders.

The Board shall be responsible for selecting its own members. The Board will delegate the screening process for new Directors to the Governance Committee, with counsel from the Chairman of the Board.

IMPLEMENTATION OF THE GUIDELINES

If the Board ascertains at any time that any of the Guidelines set forth herein are not in full force and effect, the Board shall take such action as it deems necessary to assure full compliance as promptly as practicable.

  *  *  *  *  *

CORPORATE GOVERNANCE AT A GLANCE

POLICY	Current

SIZE OF BOARD	5

NO. OF INDEPENDENT DIRECTORS	3

DESTAGGERED BOARD	Yes

NO. OF BOARD MEETING PER YEAR	4 Scheduled

ATTENDANCE	100%

NO. OF AUDIT COMMITTEE MEETINGS PER YEAR	4

CORP GOVERNANCE GUIDELINES	Yes

OUTSIDE DIRECTORS HOLD MEETINGS WITHOUT MANAGEMENT PRESENT	No

ANNUAL REVIEW OF INDEPENDENCE OF BOARD	Yes

AUDIT COMMITTEE SELF EVALUATION	No

ADOPTED AUDITOR INDEPENDENCE GUIDELINES	Yes

EXPANDED AUDIT COMMITTEE CHARTER	Yes

STANDING BOARD GOVERNANCE COMMITTEE	Yes

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP REQUIREMENT	No

ANNUAL STOCK OPTION GRANT TO NON-EMPLOYEE DIRECTORS	Yes

LIMITATION ON DIRECTOR MEMBERSHIP ON OTHER BOARDS	No

OUTSIDE AUDITOR INDEPENDENCE POLICY

OVERVIEW

The Audit Committee is responsible for supervising the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their services (both audit and non-audit) and related fees and determining whether the outside auditors are independent.

This policy statement sets forth the principles applied by the Audit Committee to the maintenance and evaluation of auditor independence.

MAINTAINING AUDITOR INDEPENDENCE

The Committee recognizes the critical importance to the Company, its shareholders and the financial markets at large of ensuring the independence, quality and integrity of the Company’s outside auditors. In evaluating auditor independence, the Committee shares the view expressed by the Securities and Exchange Commission than an auditor’s independence is impaired either when the auditor is not independent “in fact” or when, in light of all the relevant facts and circumstances, a reasonable investor would conclude that the auditor would not be capable of acting without bias.

AUDITOR SERVICES

It is the policy of the Company, effective September 1, 2002 to provide only audit, and audit-related services.

Audit Services. The independent auditor’s primary function is to audit the Company’s consolidated financial statements in accordance with generally accepted auditing standards (GAAS) and to provide an objective, independent review of the fairness of reported operating results and financial position. This function encompasses the provision of certain services that support the performance of a high-quality audit, including quarterly reviews.

Audit-Related Services. The Audit Committee believes that the following services are integrally related to the provision of high-quality audit services and, when provided in accordance with the provisions of this policy statement, do not impair the auditor’s independence:

•	Federal, State and International tax services, including preparation and compliance, as well as tax planning advice;

•	Assurance services, such as ERISA audits, risk management assessments and due diligence in connection with acquisitions and divestitures;

•	Statutorily required services, such as the preparation and delivery of registration statement opinions and comfort letters; and

•	Advice, consultation and related activities in connection with regulatory or legal proceedings relating to the Company’s audited financial statements and accounting practices.

AUDIT COMMITTEE APPROVAL REQUIREMENTS

Any individual engagement for audit-related services involving payments exceeding $10,000 must be discussed with and approved by the Audit Committee in advance.

In addition, it is the Company’s intention that fees paid to its independent auditor for audit-related services will not exceed the anticipated aggregate audit fees for each year, without prior approval of the Audit Committee.

Management shall provide the Audit Committee with quarterly reports of audit and audit-related fees incurred during the current fiscal year (with comparisons to the prior year), together with forecasts of additional services anticipated during the remainder of the year.

PROHIBITED SERVICES

It is the policy of the Company, effective September 1, 2002 not to retain its independent auditors to provide any services other than the audit and audit-related services described above. Such prohibited services include, without limitation:

•	Bookkeeping or other administrative services related to the Company’s accounting records or financial statements;

•	Financial information systems design and implementation;

•	Appraisal or valuation services or fairness opinions;

•	Actuarial services;

•	Internal audit services;

•	Management functions;

•	Executive searches;

•	Broker-dealer services;

•	Legal services; and

•	Other consulting services not covered under “Audit-related services” above.

CONTINGENT FEE ARRANGEMENTS

The Company’s independent auditor may not provide audit or audit-related services that involve a contingent fee.

PROXY DISCLOSURE

The Company shall at all times comply with applicable proxy disclosure rules with respect to the work of the Audit Committee and the Company’s relations with its independent auditors.

  *   *   *   *   *

EXHIBIT C

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF OMNICOMM SYSTEMS, INC.

AS AMENDED ON APRIL 24, 2003

PURPOSE

The purpose of the Audit Committee of the Board of Directors of OmniComm Systems, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors (the “Board”) in oversight and monitoring (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent accountant’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’ annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time-to-time prescribe.

MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least two members, when possible. Members of the Audit Committee must meet the following criteria, as well as any criteria required by the SEC.

•	Each member will be an independent director, as defined in (i) NASD Rule 4200(a)(15) and (ii) the rules of the SEC;

•	At least one member, if practicable, will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with officer financial oversight responsibilities.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent accountants to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent accountants relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent accountants; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent accountants by (i) reviewing the independent accountants proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent accountants peer review conducted every three years; (iv) discussing with the Company’s independent accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent accountants in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent accountants the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively with the SEC;

•	Directing the Company’s independent accountants to review before filing with the SEC the Company’s interim financial statements included in Quarterly reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent accountants;

•	Reviewing before release the unaudited quarterly operating results in the Company’s earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s Code of Ethics for its senior officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company risk management policies; including its investment policies;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements on an annual basis and recommending any changes believed to be appropriate to the Board;

•	Providing a report for the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent accountants of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

REPORTS

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examination and recommendations to the Board as may be appropriate, consistent with the Audit Committee’s charter.

COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

DELEGATION OF AUTHORITY

The Audit Committee may delegate to one or more designated members the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its next scheduled meeting.

*****

OMNICOMM SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JULY 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of OMNICOMM SYSTEMS, INC., a Delaware corporation, does hereby constitute and appoint CORNELIS F. WIT, RANDALL G. SMITH and RONALD T. LINARES, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock, 5% Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of OmniComm Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at Courtyard by Marriott - Ft. Lauderdale, 2440 W. Cypress Creek Road, Ft. Lauderdale, Florida 33309, on July 21, 2006 at 10 a.m., and at any and all adjournments and postponements thereof, as follows:

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3.

Please mark your vote as indicated in this example  ☒

ITEM 1. ELECTION OF DIRECTORS

	VOTE FOR ALL*	WITHHELD FOR ALL

	☐	☐

Nominees:

Randall G. Smith

Cornelis F. Wit

Guus van Kesteren

Matthew D. Veatch

Simon P. Kooyman

*	To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

ITEM 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 3. PROPOSAL TO APPROVE AN AMENDMENT TO OUR 1998 STOCK

INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK

ISSUABLE UNDER THE PLAN FROM 7,500,000 SHARES TO 12,500,000 SHARES

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 3. OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4. NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s)	Date
Print Name:
Signature(s)	Date
Print Name:

Your Name Must Be Printed Where Indicated. If We Can Not Read Your Signature Your Vote Will Not Be Counted

2